                                                                    EXHIBIT 10.1


                                FIRST AMENDMENT

                                      TO

                               CREDIT AGREEMENT

                                      AND

                             OTHER LOAN DOCUMENTS


                                     among


                        HOMESTEAD VILLAGE INCORPORATED,



                           THE LENDERS NAMED HEREIN,


                                      and


                                COMMERZBANK AG,
                   New York Branch, as Agent for the Lenders



                          Dated as of August 25, 1997

         FIRST AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS
         ------------------------------------------------------------



          FIRST AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment"), dated as of August 25, 1997, among HOMESTEAD VILLAGE INCORPORATED, a Maryland corporation (the "Borrower"), COMMERZBANK AG, LOS ANGELES BRANCH, and the other lenders listed on Exhibit A attached to the Agreement (as hereinafter defined), as amended from time to time (each a "Lender" and collectively, the "Lenders") and COMMERZBANK AG, NEW YORK BRANCH, as agent for the Lenders (the "Agent").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -


          WHEREAS, the Lender has made certain loans to the Borrower pursuant to a Credit Agreement dated as of May 6, 1997, among the Borrower, as borrower, and the Lender, as lender and the Agent (the "Agreement"); all capitalized terms used herein and not defined herein shall have the meanings ascribed respectively thereto in the Agreement; and

          WHEREAS, Pursuant to Borrower's request, Lender has agreed to modify the Agreement and the other Loan Documents, as more particularly hereinafter provided.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement and the other Loan Documents are hereby modified as follows:

          1. Amendment to Credit Agreement. The Agreement is hereby amended as follows:

          (a) The term "Commitment" as defined in Section 2.1(b) of the Agreement shall mean $100,000,000;

          (b) The term "Applicable Margin" shall mean one hundred ninety (190) basis points;

          (c) The first sentence of Section 2.10 of the Agreement is hereby deleted in its entirety and replaced with the following:

               "Section 2.10 Fees. The Borrower shall pay to the Agent for the account of the Lenders a commitment fee (the "Commitment Fee") equal to (a) if the Average Undrawn Balance of the Commitment is less than or equal to 50% of the Commitment, 0.325% per annum of such Average Undrawn Balance and (b) if the Average Undrawn Balance of the Commitment is greater than 50% of the Commitment, 0.25% per annum of such Average Undrawn Balance."

          (d) Section 3.2(g)(i)(3) of the Agreement is hereby deleted in it entirety and replaced with the following:

               "(3) a notice of title continuation or an endorsement to each title policy referred to in Section 3.3(a)(iii) dated no more than seven (7) days prior to the date of any such Advance, indicating that since the date of the last preceding Advance there has been no change in the state of title not theretofore approved by Agent, which endorsement shall have the effect of redating the title policy to a date no more than seven (7) days prior to the date of any such Advance, and increasing the coverage thereof by the amount of the Advance then being made, together with Borrower's certificate dated on the date of any such Advance to the effect that there has been no change in the state of title since the date of such title continuation or endorsement or title policy, as the case may be, and the date of such Advance; or in the case of a New Mortgaged Property, a title policy as referred to in Section 3.3(a)(iii) dated no more than seven (7) days prior to the date of any such Advance, and"

          (e) Exhibit B attached to the Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

          (f) Exhibit K attached to the Agreement is deleted in its entirety and replaced with Exhibit B attached hereto.

          2. Amendment to All Loan Documents. Simultaneously herewith the Borrower has executed and delivered to Agent an Amended and Restated Promissory Note which effectuates certain of the amendments contained herein. All references in the Loan Documents to the "Promissory Note" shall be deemed to refer to the Amended and Restated Promissory Note. All references in the Loan Documents to the "Credit Agreement" shall be deemed to refer to the Agreement as modified pursuant to the terms hereof. All references in any one of the Loan Documents to any of the other Loan Documents shall be deemed to refer to such other Loan Documents as modified pursuant to the terms hereof. In the event of any inconsistency or conflict between the terms and provisions of any of the Loan Documents and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control and be binding, it being the agreement and intent of the Borrower, Lenders and Agent that the terms and provisions contained or referred to in the Loan Documents shall hereby be and be deemed to be amended and modified to the extent, but only to the extent, necessary to give effect to the terms and provisions of this Amendment.

          3. Borrower's Representations. Borrower hereby certifies that the following statements are true on the date hereof:

          (a) No Default or Event of Default has occurred and is continuing;

          (b) Other than the representation in the second sentence of Section 4.5(a) of the Credit Agreement, all representations and warranties contained in the Agreement, before and after giving effect to this Amendment are true and correct in all material respects with the same effect as though such representations and warranties are being made as of the date hereof and the Borrower, before and after giving effect to this Amendment is in compliance in all material respects with all covenants and agreements contained in the Agreement and the other Loan Documents;

          (c) There has been no Material Adverse Change;

          (d) All statements and certifications contained in the most recent certificate delivered to Agent pursuant to Section 5.2(e) of the Agreement, before and after giving effect to this Amendment are true and correct in all material respects with the same effect as though such statements and certifications are being made as of the date hereof;

          (e) Except as expressly modified hereby, the Agreement and other Loan Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects;

          (f) The Borrower has no offsets, counterclaims or defenses to the enforcement of, or otherwise with respect to, the Agreement and/or other Loan Documents as hereby modified; and

          (g) This Amendment is hereby incorporated into and made a part of the Loan Documents.

          4. Execution in Counterparts. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                    [Signatures are on the Following Page]

                                                 [Amendment to Credit Agreement]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and officer of the General Partner, as the case may be, hereunto duly authorized as of the date first above written.


                              HOMESTEAD VILLAGE INCORPORATED


                              By:/s/ David C. Dressler, Jr.
                                 --------------------------
                                   Name:
                                   Title:


                              COMMERZBANK AG, New York Branch, as
                              Agent


                              By:/s/ Henry Blagden
                                 -----------------
                                   Name: Henry Blagden
                                   Title: Assistant Treasurer


                              By:/s/ Christine H.Finkel
                                 ----------------------
                                   Name: Christine H.Finkel
                                   Title: Assistant Vice President

                              COMMERZBANK AG, Los Angeles Branch,
                              as a lender


                              By:/s/ Christian Jagenberg
                                 -----------------------
                                   Name: Christian Jagenberg
                                   Title: SVP & Manager

                              By:/s/ Steven F. Larsen
                                 --------------------
                                   Name: Steven F. Larsen
                                   Title: Vice President

                                                                       EXHIBIT A
                                                                       ---------

                          FORM OF NOTICE OF BORROWING
                          ---------------------------

                            [Borrower's Letterhead]

                                         [Date]

Commerzbank AG, New York Branch
Real Estate Finance
2 World Financial Center
New York, New York 10281-1050


          Attention:  Real Estate Finance

Gentlemen:

          The undersigned, Homestead Village Incorporated, refers to the Credit Agreement, dated as of ______, 1997 (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among us, as borrower, Commerzbank AG, New York Branch, as agent, and the institution(s) identified on Exhibit A of such Credit Agreement, as lender(s), and hereby gives you notice, irrevocably, pursuant to Section 2.3 of the Credit Agreement, that the undersigned hereby requests an Advance under the Credit Agreement, and in that connection sets forth below the information relating to such Advance (the "Proposed Borrowing") as required by Section 3.2 of the Credit
Agreement:


          1.             The Business Day of the Proposed Borrowing is
     ________________, 19__.

          2. The aggregate principal amount of the Proposed Borrowing is $_____________.

          3. The interest rate with respect to such Proposed Borrowing is, subject to the provisions of the Credit Agree ment, one hundred ninety
     (190) basis points (1.9%) above the Adjusted Eurodollar Rate to the Maturity Date.

          4. The Interest Period with respect to such Proposed Borrowing is __________ [one of the following to be inserted: (A) one month, (B) two months, (C) three months or (D) six months] (subject to the provisions of Section 2.7 of the Credit Agreement).

          5. The funds under such Proposed Borrowing shall be disbursed as follows:

                         _____________________
                         _____________________
                         _____________________
                         ABA #: _________
                         For credit to:
                         Homestead Village Incorporated
                         Account #: ___________

          6. All of the documents, instruments, evidence and other matters and things required pursuant to Article III and all of the other provisions of the Credit Agreement to be furnished to Agent as a condition to the Proposed Borrowing are either enclosed herewith or have been previously furnished to Agent and, as required pursuant to the Credit Agreement, previously or contemporaneously herewith furnished to Agent's counsel (or, if any of documents or instruments have not been so enclosed or furnished, the explanation for such omission, in reasonable detail, is attached hereto as an exhibit (the "Exhibit"), Borrower agreeing that no such omission or explanation shall constitute a waiver or modification of a condition to an Advance or any other provision of the Credit Agreement or other Loan Documents).

          7. Borrower hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

               (a) No Default or Event of Default has occurred and is continuing or would result from the Proposed Borrowing or from the application of the proceeds thereof;

               (b) The Proposed Borrowing shall not cause the aggregate principal amount of all outstanding Advances (including and after giving effect to the Proposed Borrowing) to exceed the lesser of (i) the Commitment, and (ii) the Maximum Availability Amount. The Draw Request attached hereto sets forth the calculations establishing the accuracy of the foregoing;

               (c) Subject to the provisions of Section 5.5 of the Credit Agreement, unless limited to a specific date, all representations and warranties contained in the Credit Agreement, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, are true and correct in all material respects with the same effect as though such representations and warranties are being made as of the date hereof and on and as of the date of the Proposed Borrowing and the Borrower, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, is in compliance in all material respects with all covenants and agreements contained in Article V hereof and elsewhere in the Credit Agreement;

               (d) There has been no Material Adverse Change;

               (e) Borrower has actually incurred the Total Costs for which it is seeking reimbursement with respect to the requested Advance, such costs have not been made the basis for any other request for an Advance under the Credit Agreement, and the requested Advance will be used for (and only for) the Permitted Purpose;

               (f) If the Proposed Borrowing relates to the Acquisition Cost for any Mortgaged Property, (i) the zoning district in which the Mortgaged Property is located permits the development, use and operation of the Mortgaged Property as an extended stay facility, and that all zoning, planning board and similar approvals required to be obtained under any Requirements of Law or Use Requirements for the development, use and operation of an extended stay facility on such Mortgaged Property have been obtained and are in full force and effect and (ii) the building permit and all other permits, authorizations and approvals required to be obtained under any Requirements of Law or Use Requirements for the construction and operation of an extended stay facility on such Mortgaged Property will be promptly and duly applied for, are capable of being obtained, Borrower will pursue the obtainment of such permits, authorizations and approvals with due diligence, the construction and operation of an extended stay facility on such Mortgaged Property shall at all times comply with all applicable Requirements of Law and Use Requirements;

               (g) If the Proposed Borrowing relates to the Direct Cost for any Mortgaged Property, (i) the building permit and all other permits, authorizations and approvals required to be obtained under any Requirements of Law or Use Requirements for the construction and operation of an extended stay facility on such Mortgaged Property have been obtained and are in full force and effect, (ii) final plans and specifications for the construction of an extended stay facility on such Mortgaged Property have been duly filed with all Governmental Authorities having jurisdiction over the construction of such facility, and (iii) agreements with the general contractor and all major trade contractors and subcontractors required for the construction of an extended stay facility on such Mortgaged Property have been duly executed and delivered by all parties thereto and are in full force and effect;

               (h) Pursuant to Section 3.2 of the Credit Agreement, Borrower hereby certifies that there has been no change in the state of title of any Mortgaged Property to which this Proposed Borrowing relates since the date of the most recent title continuation or endorsement or title policy, as the case may be, issued with respect to any such Mortgaged Property; and

               (i) All statements and certifications contained in the most recent certificate delivered to Agent pursuant to Section 5.2(e) of the Credit Agreement, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, are true and correct in all material respects with the same effect as though such statements and certifications are being made as of the date hereof and on and as of the date of the Proposed Borrowing.

          8.  All of the conditions and requirements required pursuant to
     Article III and all of the other provisions of the Credit Agreement to be satisfied as a condition to the Proposed Borrowing have been satisfied.



Exhibit attached:  Yes___       No___

This Notice of Borrowing shall be deemed incomplete unless the Draw Request referred to in Paragraph 7(b) is attached.

The Exhibit and the Draw Request attached hereto is hereby deemed incorporated into this Notice of Borrowing by this reference as if fully set forth herein.


                         Very truly yours,

                         HOMESTEAD VILLAGE INCORPORATED



                         By:
                            Name:
                            Title:

                                                                       Exhibit B

                         AMENDED AND RESTATED GUARANTY
                         -----------------------------


          THIS AMENDED AND RESTATED GUARANTY dated as of August 25, 1997 is made by HOMESTEAD ALABAMA INCORPORATED, an Alabama corporation, having an address at 2030 Powers Ferry Road, Suite 200, Atlanta, Georgia 30339 ("Guarantor") in favor of COMMERZBANK AG, LOS ANGELES BRANCH, a branch duly licensed under the laws of the State of California, having an address at 633 West 5th Street, Suite 6600, Los Angeles, California, and the other lenders listed on Exhibit A attached to the Credit Agreement (as hereinafter defined), as amended from time to time (each a "Lender" and collectively, "Lenders") and COMMERZBANK AG, NEW YORK BRANCH, a branch duly licensed under the laws of the State of New York, having an address at 2 World Financial Center, New York, New York 10281-1050, as agent for the Lenders (the "Agent").


                                   BACKGROUND
                                   ----------

     A. Lenders are making a loan in the principal amount of up to $100,000,000 (the "Loan") to HOMESTEAD VILLAGE INCORPORATED, a Maryland corporation ("Borrower"), pursuant to a Credit Agreement dated as of May 6, 1997 between Lenders and Borrower, as amended by that certain First Amendment to Credit Agreement and Other Loan Documents of even date (the "First Amendment") (as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time, the "Credit Agreement").

     B. The Loan is evidenced by promissory notes (as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time, the "Notes") of even date made by Borrower to each Lender and secured by certain Deeds of Trust and Mortgages of even date made by Borrower in favor of Agent (each as may be amended, supplemented, restated, replaced or otherwise modified from time to time, a "Mortgage" and collectively, the "Mortgages").

     C. The Borrower will apply a portion of the proceeds of the Loan to develop the premises more particularly described in

Exhibit A attached hereto, which premises is owned by Guarantor, and, therefore, Guarantor shall derive substantial benefit as a result of the Lenders making the Loan to Borrower.

     D. Lenders are requiring Guarantor to deliver this Guaranty as a condition to its making the Loan.

                                    Guaranty
                                    --------

          Guarantor hereby agrees as follows:

          1. Guaranty. Guarantor, as a primary obligor and not merely as a surety, unconditionally and irrevocably guarantees to Agent and Lenders the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of (i) all principal and interest due under the Notes and (ii) all other obligations and liabilities of Borrower to Agent and Lenders of every nature whatsoever, including all reimbursement obligations, fees, costs and expenses, arising under or in connection with the Notes, the Credit Agreement, the Mortgages, the Environmental Indemnity (as such term is defined in the Credit Agreement) or any other document or instrument evidencing, securing or otherwise relating to the Loan (the Notes, the Credit Agreement, the Mortgages and any other document or instrument evidencing, securing or otherwise relating to the Loan being referred to collectively as the "Loan Documents"), and Guarantor further agrees to pay any and all expenses which may be incurred by Agent or Lenders in collecting any or all of the obligations of Guarantor under this Guaranty and/or enforcing any rights under this Guaranty. The obligations and liabilities of Guarantor to Agent and Lenders under (i) and (ii) above are referred to collectively in this Guaranty as the "Guaranteed Obligations."

          Guarantor agrees that whenever at any time or from time to time it shall make any payment to Agent hereunder on account of Guarantor's liability hereunder, it will notify Agent in writing that such payment is made under this Guaranty for such purpose. No payment or payments made by Borrower or any other person or received or collected by Agent or Lenders from Borrower or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the earlier of (i) the date upon which the Guaranteed Obligations are paid in full or (ii) the date upon which Guarantor's obligations under this Guaranty are paid in full.

          2. Right of Set-Off. Guarantor irrevocably authorizes Agent and Lenders upon the occurrence and during the continuance of an Event of Default (as such term is defined in the Credit Agreement) without notice to Guarantor or any other guarantor to set off and apply any and all deposits and any other credits or claims held or owing by Agent or Lenders, as the case may be, to or for the credit or the account of Guarantor, or any part thereof in such amounts as Agent or Lenders, as the case may be, may elect, against and on account of the obligations and liabilities of Guarantor to Agent and Lenders under this Guaranty, whether or not Agent or Lenders have made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Agent and Lenders agree to notify Guarantor promptly of any such set-off and the application made by Agent or Lenders, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application.

          3. Waiver of subrogation. Notwithstanding anything to the contrary in this Guaranty, Guarantor hereby irrevocably waives all rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the Federal Bankruptcy Code, including Section 509 thereof, under common law or otherwise) of Agent and Lenders against Borrower or against any collateral security or guarantee or right of offset held by Agent and Lenders for the payment of the Guaranteed Obligations. Guarantor hereby further irrevocably waives all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against Borrower or any other person which may have arisen in connection with this Guaranty. So long as the Guaranteed Obligations remain outstanding, if any amount shall be paid by or on behalf of Borrower to Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by Guarantor in trust, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to Agent in the exact form received by Guarantor (duly indorsed by Guarantor to Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as Agent may determine. The provisions of the first two sentences of this Paragraph shall survive the term of this Guaranty and the payment in full of the Guaranteed Obligations.

          4. Amendments to Loan Documents; Demands. Guarantor shall remain obligated under this Guaranty notwithstanding that, without any reservation of rights against Guarantor and without notice to or further consent by Guarantor, the Guaranteed Obligations, or the liability of any other party upon or for any part of the Guaranteed Obligations, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Agent or Lenders, and the Notes, the Credit Agreement, the Mortgages or any of the other Loan Documents may be amended, restated, replaced, modified, supplemented or terminated, in whole or in part. For the purposes of this Guaranty, any reference to the Notes, the Credit Agreement, the Mortgages or any other Loan Document shall mean such document as it now exists and as it may be modified, amended, restated, replaced, renewed or extended from time to time. When making any demand against Guarantor, Agent may, but shall be under no obligation to, make a similar demand on Borrower or any other guarantor and any failure by Agent to make any such demand or to collect any payments from Borrower or any other guarantor shall not relieve Guarantor of any of its liabilities under this Guaranty and shall not impair or affect the rights and remedies of Agent or Lenders against Guarantor.

          5. Guaranty Absolute and Unconditional; Waivers. Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Agent or Lenders upon this Guaranty or acceptance of this Guaranty. The Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty. Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Borrower with respect to the Guaranteed Obligations. Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (a) the validity, regularity or enforceability of the Notes, the Credit Agreement, the Mortgages, any of the Loan Documents or any of the Guaranteed Obligations,
(b) any defense, set-off or counterclaim which at any time may be available to or be asserted by Borrower against Lenders or (c) any other circumstance whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of Borrower for the Guaranteed Obligations, or of Guarantor under this Guaranty, in bankruptcy or in any other instance, except for payment in full of such Guaranteed Obligations. Guarantor waives any right to require Agent or Lenders to proceed against any collateral security in any manner which would preserve any right of subrogation which Guarantor might have against Borrower and also waives any defense arising from any action by Agent or Lenders which may limit or affect adversely any such right of subrogation and any defense based on any statutory or other limitation of the amount of any deficiency judgment available to Agent or Lenders after foreclosure or other proceedings to realize upon any collateral security. When pursuing their rights and remedies against Guarantor, Agent and Lenders may, but shall be under no obligation to, pursue such rights and remedies as it may have against Borrower or any other person or entity or against any collateral security or guaranty for the Guaranteed Obligations and any failure by Agent or Lenders to pursue such other rights or remedies or to collect any payments from Borrower or any such other person or entity or to realize upon any such collateral security or guaranty, or any release of Borrower or any such other person or entity or any such collateral security or guarantee, shall not relieve Guarantor of any liability, and shall not impair or affect the rights and remedies of Agent and Lenders against Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor until the earlier of (i) the date upon which all the Guaranteed Obligations are paid in full or (ii) the date upon which Guarantor's Obligations under this Guaranty are paid in full.

          6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or otherwise must be restored or returned by Agent or Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, or Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or Guarantor or substantial part of its property, or otherwise, all as though such payments had not been made.

          7. Subordination. (a) All indebtedness, liabilities and obligations of Borrower to Guarantor, whether secured or unsecured and whether or not evidenced by any instrument, now existing or subsequently created or incurred, are and shall be subordinate and junior in right of payment to the Guaranteed Obligations.

               (b) Guarantor shall not sell, assign or otherwise transfer, in whole or in part, or create, incur or suffer to exist any security interest, lien, charge or other encumbrance with respect to any indebtedness, liabilities or obligations of Borrower to Guarantor or any instrument or document evidencing or securing the same unless, in any such case, the person or entity to whom such sale, assignment or transfer is made or the beneficiary of such security interest, lien, charge or en cumbrance acknowledges the foregoing subordination and agrees to be bound thereby.

               (c) Guarantor shall cause each document or instrument evidencing or securing any indebtedness, liabilities or obligations of Borrower to Guarantor to contain a statement or legend to the effect that such indebtedness, liabilities or obligations are subordinate and junior in right of payment to the Guaranteed Obligations in the manner and to the extent set forth in this Guaranty.

               (d) Should any payment or distribution or security, or any proceeds thereof, be collected or received by Guarantor in respect of any indebtedness, liabilities or obligations of Borrower to Guarantor, and such collection or receipt is not permitted under the subordination provisions of this Guaranty, Guarantor shall immediately turn over such payment, distribution or security or proceeds to Agent, in the form received, and, until so turned over, the same shall be held in trust by Guarantor as the property of Agent.

               (e) For purposes of this Guaranty "subordinate and junior in right of payment" shall mean:

                    (i) No part of any subordinated indebtedness, liabilities or obligations shall have any claim to the assets of Borrower on a parity with or prior to the claim of the Guaranteed Obligations or the principal amount of the Loan and other amounts due under the Notes, the Credit Agreement, the Mortgages and the other Loan Documents. Unless and until the Guaranteed Obligations shall have been fully paid and satisfied, Guarantor will not take, demand or receive, directly or indirectly, by set-off, redemption, purchase or in any manner, any payment or security for the whole or any part of any subordinated indebtedness, liabilities or obligations, and Guarantor will not accelerate the scheduled maturities of any amounts owing on account of such indebtedness, liabilities or obligations or demand payment thereof; provided that so long as no default or event of default under the Notes, the Credit Agreement, the Mortgages, this Guaranty or any other Loan Document exists or would be in existence immediately after giving effect to such payment, Guarantor may receive currently scheduled payments on account of such indebtedness, liabilities and obligations; and

                    (ii) Guarantor will not enforce or take any action to enforce or collect any subordinated indebt edness, liabilities or obligations or any part thereof or to enforce any lien or security interest securing payment or performance of subordinated indebtedness, liabilities or obligations or exercise any claims, rights, remedies or powers in connection with such indebtedness, liabilities or obligations.

                    (iii)  In the event of:

                         (A) any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any substantial part of the property, assets or business of Borrower or the proceeds thereof, to any creditor or creditors of Borrower or

                         (B) any liquidation, dissolution or other winding-up of Borrower or its business or any sale, receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, arrangement or any proceeding by or against Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, Federal or state, or any law, Federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension or

                         (C) any indebtedness of Borrower to Guarantor being declared due and payable prior to its stated maturity or

                         (D) the indebtedness evidenced by the Notes becoming or being declared to be due and payable and not being paid in accordance with its terms,

then and in any such event any payment or distribution of any kind or character, whether in cash, property or securities which, but for the subordination provisions contained herein would be payable or deliverable to Guarantor shall instead be paid over or delivered to Agent for application to payment or prepayment of the Guaranteed Obligations, and Guarantor shall not receive any such payment or distribution therefrom unless and until the obligations have been fully paid and satisfied.

          8. Payments. Guarantor hereby agrees that payments under this Guaranty will be paid to Agent without setoff or counterclaim in U.S. Dollars at the office of Agent located at 2 World Financial Center, New York, New York 10038.

          9. Representations and Warranties. Guarantor represents and warrants that:

               (a) this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

               (b) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the actual knowledge of Guarantor, threatened by or against Guarantor or against any of its properties or revenues (i) with respect to this Guaranty or in any way relating to the Loan or (ii) which would constitute a Material Adverse Change; and

               (c) Guarantor has filed or caused to be filed all tax returns required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books).

Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by Guarantor on the date of each borrowing by Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

          10.  Covenants.  Guarantor covenants and agrees that:

               (a) Guarantor will not convey, sell, lease, assign, transfer or otherwise dispose of all or substantially all of its property, business or assets, or make any material change in the present method of conducting business.

               (b) Guarantor will pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except when the amount or validity is being contested currently in good faith by appropriate proceedings.

          11. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          12. No Waiver; Cumulative Remedies. Agent and Lenders will not by any act, delay, omission or otherwise be deemed to have waived any right or remedy under this Guaranty or to have acquiesced in any default or event of default under the Notes, the Credit Agreement, the Mortgages or any of the other Loan Documents. No failure to exercise, nor any delay in exercising, on the part of Agent or any Lender, any right, power or privilege under this Guaranty shall operate as a waiver. A waiver by Agent or any Lender of any right or remedy under this Guaranty on any one occasion shall not be construed as a bar to any right or remedy which Agent or Lenders otherwise would have on any future occasion. The rights and remedies provided to Agent and Lenders are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          13. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guaranty may be waived, amended or supplemented or otherwise modified except by a written instrument executed by Guarantor and Agent. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Agent and Lenders and each of their successors and assigns.

          14. Governing Law; Submission to Jurisdiction. This Guaranty is made and delivered in New York, New York, and shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without regard to principles of conflict of laws. All judicial actions, suits or proceedings brought against Guarantor with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Guaranty or any transaction contemplated or for recognition or enforcement of any judgment rendered in any such proceedings may be brought in any state or federal court of competent jurisdiction in the City of New York. By execution and delivery of this Guaranty, Guarantor accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Guaranty or any transaction contemplated hereby from which no appeal has been taken or is available. Guarantor irrevocably agrees that all process in any proceeding or any court arising out of or in connection with this Guaranty may be effected by mailing a copy thereof by registered or certified mail or any substantially similar form of mail, postage prepaid, to Guarantor at its address referred to in Section 15 hereof. Such service shall be effective five days after such mailing. Guarantor hereby acknowledges that such service will be effective and binding service in every respect. Guarantor shall not assert that such service did not constitute effective and binding service within the meaning of any applicable state or federal law, rule, regulation or the like. Guarantor, Agent and each Lender hereby irrevocably waives trial by jury and Guarantor hereby irrevocably waives any objections, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it now or hereafter may have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right of Agent or any Lender to serve process in any other manner permitted by law or limit the right of Agent or any Lender to bring any action, suit or proceeding against Guarantor in the court of any jurisdiction. Guarantor acknowledges that final judgment against it in any action, suit or proceeding referred to in this Section shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of Guarantor's indebtedness.

          15. Notices. All notices, requests and demands under this Guaranty shall be in writing and shall be deemed to have been sufficiently given or served when presented personally, when delivered to an overnight courier service with guaranteed next business day delivery or, if deposited in the mail, postage prepaid, certified or registered, addressed to Guarantor at

___________________________, 2030 Powersferry Road, Suite 200, Atlanta, Georgia
30339, with a copy to Homestead Village Incorporated, 125 Lincoln Avenue, Santa Fe, New Mexico 87501, and to Agent at 2 World Financial Center, New York, New York 10038, Attention: David Schwarz upon the earlier of actual receipt or the third calendar day after such mailing. Any party may change its address by notice to the other parties.

          16. Limitation on Liability Not Applicable. Any provisions in the Notes and the other Loan Documents which limit Agent's or Lender's action upon a default under the Notes to an action of foreclosure and realization on the collateral encumbered thereby and prohibit any action to recover a deficiency judgment following foreclosure and realization on the collateral encumbered thereby, shall not be construed to abrogate or limit any Guarantor's obligations hereunder.

          This Guaranty has been duly executed by the undersigned.

                    HOMESTEAD ALABAMA INCORPORATED


                    By:  ________________________
                         Name:
                         Title:

STATE OF ________________      )
                          :
COUNTY OF _________________    )


          I, the undersigned, a notary public in and for said county in said state, hereby certify that _______________________ _________, whose name as
________________________ of Homestead Alabama Incorporated, a corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          Given under my hand and official seal this _____ day of ______________, 1997.


                                    ___________________________________
                                                        Notary Public



[NOTARIAL SEAL]                     My commission expires:_____________

                                   Exhibit A

                                  The Premises